SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): April 15, 2003

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware State or other jurisdiction of incorporation or organization	333-30048 (Commission File No.)	93-1225376 (I.R.S. Employer Identification No.)

c/o Bay View Bank 1840 Gateway Drive San Mateo, California Address of principal executive offices		94404 Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Item 7.   Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer’s Reports dated March 31, 2003

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

	BY:	BAY VIEW 2002-LJ-1 OWNER TRUST BAY VIEW SECURITIZATION CORPORATION ORIGINATOR OF TRUST

Dated: April 15, 2003		By:	/s/ Lisa Staab Lisa Staab AVP, Assistant Controller